UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 15, 2007

ASIAN FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

000-27129
(Commission File Number)

Wyoming	91-1922225

(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

No. 3 Jinyuan Road
Daxing District Industrial Development Zone
Beijing, Peoples’ Republic of China
Post Code: 102600
(Address of principal executive offices, with zip code)

+86 10 6021 2222
(Registrant’s telephone number, including area code)

69930 Highway 111, Suite 100, Rancho Mirage, CA 92270
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions.

On November 15, 2007, Asian Financial, Inc. announced financial results for the first quarter of fiscal year 2008 ended September 30, 2007. See Exhibit 99.1

Item 9.01(d) Exhibits

Exhibit No	Description
99.1	Asian Financial Announces First Quarter Fiscal 2008 Results

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Asian Financial, Inc.

Date: November 15, 2007	By:	/s/ Wenhua Guo
Wenhua Guo
Chief Executive Officer